UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                 FORM 8-K

                             CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) June 7, 2004

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                    HOLLYWOOD ENTERTAINMENT CORPORATION
          (Exact name of registrant as specified in its charter)

      Oregon                      0-21824            93-0981138
  (State or other               (Commission         (IRS Employer
    jurisdiction                 File Number)     Identification No.)
  of incorporation)


             9275 SW Peyton Lane, Wilsonville, Oregon 97070
          (Address of principal executive offices and zip code)

                              (503) 570-1600
          Registrant's telephone number, including area code

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Item 5.  Other Events.

Hollywood Entertainment Corporation (the "Company"), Carso Holdings Corporation ("Holdings") and a wholly owned subsidiary of Holdings have entered into the First Amendment, dated as of June 4, 2004 (the "Amendment"), to the Agreement and Plan of Merger, dated as of March 28, 2004, among such parties (the "Original Merger Agreement"). The Original Merger Agreement was previously filed as an exhibit to a Current Report on Form 8-K on March 29, 2004. A copy of the Amendment is attached hereto as exhibit 2.1.

The parties entered into the Amendment to reflect certain changes to the Merger Agreement arising from the execution of an amended and restated Bank Commitment Letter (as defined in the Original Merger Agreement). A copy of the amended and restated Bank Commitment Letter is attached hereto as exhibit 99.1. Under the amended and restated Bank Commitment Letter, UBS Loan Finance LLC, UBS Securities LLC, Bear Stearns Corporate Lending Inc., Bear Stearns & Co. Inc., CIBC Inc., CIBC World Markets Corp. and Wells Fargo Bank, N.A. have committed, on a several basis, to provide the senior secured credit facility and the senior and senior subordinated bridge loan facilities on the terms and conditions set forth therein in aggregate amounts that, when combined with the equity contributions to be made to the surviving entity in the merger, will be sufficient to complete the merger, repay the Company's existing debt, and pay related fees and expenses.






Item 7.  Financial Statements, Pro Forma Financial Information
         And Exhibits.

(c) Exhibits.

2.1 First Amendment to the Agreement and Plan of Merger, dated as of June 4, 2004, by and among Hollywood Entertainment Corporation, Carso Holdings Corporation and Cosar Corporation.

99.1 Amended and Restated Bank and Bridge Facilities Commitment Letter, dated as of June 4, 2004, from UBS Loan Finance LLC, UBS Securities LLC, Bear Stearns Corporate Lending Inc., Bear Stearns & Co. Inc., Wells Fargo Bank, N.A., CIBC Inc. and CIBC World Markets Corp.



SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 HOLLYWOOD ENTERTAINMENT CORPORATION
                           (Registrant)

          June 7, 2004             /s/ Timothy R. Price
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          Date                     Timothy R. Price
                                   Chief Financial Officer


EXHIBIT INDEX

Exhibit Number     Description
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2.1                Amendment No. 1 to Agreement and Plan of Merger dated
                   June 4, 2004 by and among Hollywood Entertainment
                   Corporation, Cosar Holdings Corporation and Cosar
                   Corporation.

99.1 Amended and Restated Bank and Bridge Facilities Commitment Letter from UBS Loan Finance LLC, UBS Securities LLC, Bear Stearns Corporate Lending Inc., Bear Stearns & Co. Inc., Wells Fargo Bank, N.A., CIBC Inc. and CIBC World Markets Corp.